                                                                  EXHIBIT 10.10


                         SOFTWARE DEVELOPMENT AGREEMENT


        Effective August 30, 1999, Trigon Technology Group ("Developer") and ANDA Networks (the "Company") agree to the following terms and conditions for the development by Developer for ANDA of the UAP 2000 [***]* and, should ANDA exercise its option herein, the UAP 2000 [***]*, so that the [***]* and/or the [***]* may be embedded in the Company's UAP 2000 family of products to provide a network management interfaces for the UAP 2000 family of products.

1. Development.

        a. [***]*. Developer agrees to use diligent efforts to develop the UAP 2000 [***]* (as defined in Exhibit A) (the "[***]*") based on Developer's [***]* code-named "[***]*" (the "[***]*") at the price and in accordance with the specifications and pursuant to the schedule specified in the Statement of Work, attached as Exhibit B (the "[***]* SOW").

        b. [***]* Option. Developer hereby grants ANDA the option to have Developer undertake and complete development of the UAP 2000 [***]* (as defined in Exhibit A) ("[***]*"), pursuant to the terms and conditions of this Agreement, at the price and in accordance with the specifications and schedule specified in the Statement of Work attached as Exhibit B (the "[***]* SOW"). This option shall remain valid until January 31, 2000. The rights and obligations contained herein regarding the [***]* are conditioned upon the Company exercising such option.

        c. ANDA's Development Obligation. The Company shall endeavor to timely provide Developer with the items and assistance specified in applicable SOW. Any dates or time periods relevant to performance by Developer hereunder shall be extended day-for-day with any delays in completion by the Company of the Company's tasks specified in the applicable SOW, including payment according to the payment schedule.

        d. Key Development Personnel. The parties agree that Developer's employee, [***]*, shall perform a substantial role in the development of the [***]* and the [***]*, and that [***]* continued work in such development is a material term and condition of this Agreement. Developer shall use diligent efforts to keep [***]* employed by Developer and have [***]* work prioritized to the development of the [***]* and the [***]*.

2. Changes. Developer agrees to accept any reasonable change to the applicable SOW proposed by the Company. In the event that Company proposes a change, Developer shall provide Company an estimate of the cost to Developer of making such change. Should Company choose to implement the change, Company agrees to bear any extra expense and pay (at Developer's standard time and materials rates) for any additional work required by such change up to the amount of Developer's estimate.



                                       1


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3. Milestones, Acceptance. When Developer has completed a Deliverable (as defined in Section 5 ("Project Schedule") of the applicable SOW), Developer will deliver it to the Company. The Company will accept or reject the Deliverable within ten (10) days after delivery.

If the Company rejects the Deliverable, Developer will promptly correct the failures in any rejected Deliverable. When it has made the necessary corrections, Developer will again deliver the Deliverable to the Company and the acceptance/rejection/correction provisions above shall be reapplied until the Deliverable is accepted; provided, however, that upon the third or any subsequent rejection or if the corrections are not made within twenty (20) days of the initial rejection, Company may terminate this Agreement by fifteen (15) days written notice unless the Deliverable is accepted during the notice period.

4. Payment. The Company shall make payments to Developer in accordance with
Section 7 ("Pricing") of the applicable SOW. Each payment will be made in U.S. dollars in and from the United States and will be made no later than 15 days after the date of ANDA's acceptance of the Deliverable specified in SOW for which payment is due.

5. Ownership.

        a. [***]* shall [***]* its [***]*, [***]* and [***]* in its [***]* in the [***]* and the [***]* developed by Developer under this Agreement. "[***]*" shall mean all [***]*, [***]*, [***]*, [***]* and all other [***]* throughout the [***]*.

6. License. Developer hereby grants to Company, subject to the royalty payments set forth in the SOW, the following license rights:

        a. a perpetual, irrevocable, nonexclusive, non-sublicenseable worldwide license to use, copy, modify, and prepare derivative works of the [***]* and the [***]* source codes, solely for Company's internal business purposes and to support the UAP 2000 family of products;

        b. a perpetual, irrevocable, nonexclusive, worldwide license to copy, use, modify, prepare derivative works of, sublicense, and distribute, as embedded in the UAP 2000 family of products, the [***]* and [***]* object code and derivative works thereof.

Any license of copyright hereunder includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights" (collectively "Moral Rights"). To the extent such Moral Rights cannot be licensed under applicable law and to the extent the following is allowed by the laws in the various countries where Moral Rights exist, the party granting the license hereby ratifies and consents to any action consistent with the terms of this Agreement that would violate such Moral Rights in the absence of such ratification/consent. The party granting the license will confirm any such ratifications and consents from time to time as requested by the other party.

In the event Developer licenses the [***]* or the [***]* to any third party, and the terms of such license are more favorable than those between Developer and Company, Developer agrees to


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                                       2
amend such license terms with Company, to ensure that Company receives terms that are at least as favorable as those provided to any third party licensee.

7. Confidentiality. Each party agrees that all code, inventions, algorithms, know-how and ideas and all other business, technical and financial information they obtain from the other are the confidential property of the disclosing party ("Proprietary Information" of the disclosing party). Except as expressly and unambiguously allowed herein, the receiving party will hold in confidence and not use or disclose any Proprietary Information of the disclosing party and shall similarly bind its employees in writing. The receiving party shall not be obligated under this Section 6 with respect to information the receiving party can document:

            (1) is or has become readily publicly available without restriction through no fault of the receiving party or its employees or agents; or

            (2) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information; or

            (3) was rightfully in the possession of the receiving party without restriction prior to its disclosure by the other party; or

            (4) was independently developed by employees or consultants of the receiving party without access to such Proprietary Information.

8. Limited Liability.

        a. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE AND EXCEPT UNDER THE INDEMNITY PROVISIONS HEREIN, NEITHER PARTY SHALL BE LIABLE OR OBLIGATED UNDER ANY SECTION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE FEES PAID BY COMPANY TO DEVELOPER HEREUNDER OR
(II) FOR ANY COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, SERVICES OR RIGHTS OR (III) FOR LOSS OR CORRUPTION OF DATA OR INTERRUPTED USE.

        b. EXCEPT UNDER SECTION 7, NEITHER PARTY SHALL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES.

        c. Sections 8.a and 8.b will not limit liability for bodily injury of a person.

9. Export Control. Each party shall comply with all applicable export laws, restrictions, and regulations of any United States or foreign agency or authority and will not export or re-export, or authorize the export or re-export of any product, technology or information it obtains or learns pursuant to this Agreement (or any direct product thereof) in violation of any such laws, restrictions or regulations.

10. Warranties and Disclaimer.

        a. Developer represents and warrants to the Company that: (i) Developer has not assigned, transferred, licensed, pledged or other wise encumbered the [***]* or [***]* or underlying technology or intellectual property rights with respect thereto in a manner inconsistent with the terms of this Agreement or agreed to do so, (ii) Developer has full power and authority to enter into and perform this Agreement, (iii) Developer is not aware of any actual or potential violation, infringement or misappropriation of any third party's rights (or any claim or potential claim thereof) by the [***]* or [***]* (or inherent in the development, use or production thereof), (iv) neither Developer's entering nor performing this Agreement will violate any right of or breach any obligation to any third party under any agreement or arrangement between Developer and such third party, (v) to the best of the Developer's knowledge, no licenses, permissions or releases of third party rights are necessary for Developer's development of or Company's production or distribution of the [***]* or [***]* in accordance with the terms of this Agreement, (vi) all copyrightable matter licensed or assigned hereunder has been or will be created after the effective date of this Agreement by persons who were employees of the Developer at the time of creation and no third party has or will have "moral rights" or rights to terminate any assignment or license with respect thereto, (vii) the work under this Agreement will be performed in a professional and workman-like manner and shall conform to the specifications set forth in the applicable SOW; (viii) Developer has and will obtain agreements with its employees and contractors sufficient to allow it to provide Company with the assignments and licenses provided for herein.

        b. Company represents and warrants that (i) it has the right, power and authority to enter into this Agreement and to fully perform its obligations under this Agreement and (ii) the making of this Agreement by it does not violate any agreement existing between it and any other party.

        c. EXCEPT FOR THE WARRANTY MADE HEREIN, DEVELOPER AND COMPANY MAKE NO WARRANTIES TO ANY PERSON OR ENTITY WITH RESPECT TO THE [***]* OR [***]*, ANY DELIVERABLE OR ANY SERVICES OR LICENSES AND DISCLAIM ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. DEVELOPER AND COMPANY MAKE NO WARRANTY REGARDING FREEDOM FROM BUGS OR UNINTERRUPTED USE.

11. Indemnity. Developer agrees to, and shall, indemnify, defend and hold harmless the Company, its affiliates and their respective directors, shareholders, officers, agents, employees, successors and assigns from and against any and all claims, suits, damages, costs, expenses (including reasonable attorneys' fees and expenses) and other liabilities arising from, in connection with or related in any way to, directly or indirectly, (a) any breach of any of the representations or warranties made by it under this Agreement; (b) any negligent act or omission of it, its directors, officers, agents, employees or subcontractors; or (c) any claim that anything


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                                       4

Developer provides to Company pursuant to this Agreement infringes any third party Intellectual Property Right. Company shall promptly notify Developer of any such claim.

12. Termination.

        a. If either party should materially breach a material provision of this Agreement, the other party may terminate this Agreement upon thirty (30) days' notice unless the breach is cured within the notice period or, if the breach cannot reasonably be so cured, diligent efforts to effect such cure are commenced during that period and are continued until the cure is completed, which shall be within a reasonable time.

        b. The Company may terminate this Agreement at any time upon fifteen
(15) days' written notice in the event that [***]* is no longer continuing to perform development services at the level contemplated by Section 1(d), unless such non-continuation is due [***]* physical inability (e.g. by virtue of sickness) to perform services. In the event Company terminates the Agreement pursuant to this section, at Company's option,

        c. Developer shall refund 50% of the amounts paid by Company to Developer, and Company shall return all copies of the [***]* and keep the rest of the delivered Deliverables, and Company shall have no further payment obligations under this Agreement;

        d. Developer shall deliver unfinished Deliverables to Company, Developer shall assign to Company all right title and interest in and to the unfinished Deliverables, and shall license to Company, under reasonable terms, any Developer Intellectual Property Rights necessary to complete the development of the [***]* and the [***]* as contemplated under this Agreement. In the event of such termination, Company shall no longer be liable for payments not yet due under the applicable SOW, and Company shall pay Developer a reduced licensing royalty to reflect the loss of value to the Company, to be mutually agreed upon by the parties, for software based upon the unfinished Deliverables embedded in Company's UAP 2000 family of products.

        e. Sections 5 through 15 of this Agreement, any accrued rights to payment and any remedies for breach of this Agreement shall survive termination.

        f. This Agreement will remain in effect until the [***]* and or the [***]* are completed by Developer and accepted by Company, or until this Agreement is terminated in accordance with the express terms of this Agreement.

13. Publicity and Press Releases. Except to the extent necessary under applicable laws, the parties agree that no press releases or other publicity relating to the substance of the matters contained herein will be made without joint approval.

14. Relationship of the Parties. Notwithstanding any provision hereof, for all purposes of this Agreement each party shall be and act as an independent contractor and not as partner, joint venturer, or agent of the other and shall not bind nor attempt to bind the other to any contract.


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

15. Assignment. Neither party shall have any right or ability to assign, transfer, or sublicense any obligations or benefit under this Agreement without the written consent of the other (and any purported assignment will be void), except that a party may assign and transfer this Agreement and its rights and obligations hereunder to any third party who succeeds to substantially all its business or assets.

16. Notice. All notices under this Agreement shall be in writing, and shall be deemed given when personally delivered or three days after being sent by prepaid certified or registered U.S. mail to the address of the party to be noticed as set forth herein or such other address as such party last provided to the other by written notice.

17. Miscellaneous.

        a. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights.

        b. No changes or modifications or waivers are to be made to this Agreement unless evidenced in writing and signed for and on behalf of both parties.

        c. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

        d. This Agreement shall be governed by and construed in accordance with the laws of the State of California and the United States without regard to the conflicts of laws provisions thereof. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and U.S. federal courts located in Santa Clara County, California. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by California state or U.S. federal law. Headings herein are for convenience of reference only and shall in no way affect interpretation of the Agreement.

        e. The rights and remedies of a party set forth herein with respect to failure of the other to comply with the terms of this Agreement (including, without limitation, rights of full termination of this Agreement) are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved party shall in all events be entitled to seek whatever additional remedies may be available in law or in equity.

        f. No liability or loss of rights hereunder shall result to either party from delay or failure in performance (other than payment) caused by force majeure including, without limitation, acts of God, fire, flood, war, government action, compliance with laws or regulations, strikes, lockouts or other serious labor disputes, or shortage of or inability to obtain material or equipment.

        g. This Agreement supersedes all proposals or prior agreements, oral or written, and all other communications between the parties relating to the subject matter hereof. If any of the terms of this Agreement conflict with terms of the SOW, the terms of this Agreement shall govern.

        h. Each party recognizes and agrees that the warranty disclaimers and liability and remedy limitations in this Agreement are material bargained for bases of this Agreement and that they have been taken into account and reflected in determining the consideration to be given by each party under this Agreement and in the decision by each party to enter into this Agreement.

        i. The parties recognize and agree that "TIME IS OF THE ESSENCE" with respect to completion, delivery and correction of development hereunder.



                                           DEVELOPER

                                           By _________________________________

                                           Address:____________________________
                                           Address:____________________________

                                           COMPANY

                                           By _________________________________

                                           Address:____________________________
                                           Address:____________________________

                                    EXHIBIT A



1) UAP 2000 [***]* - This software implements the [***]*, which is [***]* in the UAP 2000 device for providing an external [***]* interface.

2) UAP 2000 [***]* - This software implements the [***]* for the ANDA UAP 2000 product. It will be a stand-alone [***]* based system operating external to the UAP 2000 device.






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

                                    EXHIBIT B

                            STATEMENT OF WORK ("SOW")

                                ANDA NETWORKS UAP


                                [***]* & [***]*


                                STATEMENT OF WORK





                                   VERSION 1.2

                                   May 3, 1999





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--------------------------------------------------------------------------------

RELATED PUBLICATIONS

[1] Provisioning an NE, Anda Networks, September, 1998.

[2] Provisioning Menu, Anda Networks, September, 1998.

[3] Anda [***]* Functional Requirement Specification, Trigon Technology Group,
    September, 1998.

[4] Managed Object Attributes, Anda Networks, September, 1998.

[5] Anda TL1 Message Reference Guide, Version 0.5, Anda Networks, April, 1999.













--------------------------------------------------------------------------------
(C) COPYRIGHT 1998 TRIGON TECHNOLOGY GROUP
--------------------------------------------------------------------------------

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

                                                               TABLE OF CONTENTS
================================================================================



TABLE OF CONTENTS


     0.    PREFACE.........................................................................................1
             a.  Document Structure........................................................................1
             b.  Document Version History..................................................................1
             c.  Acronyms..................................................................................1


PART I - INTRODUCTION .....................................................................................1

     1.    INTRODUCTION....................................................................................2

     2.    PRICING.........................................................................................3


PART II - [***]* ..........................................................................................4

     0.    PREFACE.........................................................................................5
             a.  Document Structure........................................................................5
             b.  Document Version History..................................................................5
             c.  Acronyms..................................................................................5

     1.    INTRODUCTION....................................................................................6
             a.  General System Description................................................................6
                     i.   General Operation................................................................6

     2.    PROPOSED ARCHITECTURE...........................................................................8
             a.  Design Philosophy.........................................................................8
             b.  Overview..................................................................................8
                     i.   System Requirements .............................................................9
                    ii.   Functional Modules ..............................................................9
                   iii.   Advantages .....................................................................10
                    iv.   System Reliability .............................................................10
                     v.   Extensibility and Growth........................................................10

     3.    FUNCTIONAL REQUIREMENTS........................................................................11
             a.  Development Environment..................................................................11
                     i.   Hardware........................................................................11
                    ii.   Software........................................................................11
             b.  Anda's Interface.........................................................................11
             c.  [***]* Interface Module..................................................................11
             d.  Configuration Module.....................................................................12
             e.  Performance Module.......................................................................13
             f.  Fault Module.............................................................................13
             g.  Audit Trail Module.......................................................................13
             h.  Database Interface.......................................................................14
             i.  Logger Module............................................................................14

     4.    PROJECT ACTIVITIES.............................................................................15
             a.  Requirements Analysis....................................................................15
             b.  Requirements Review......................................................................15



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                                                               TABLE OF CONTENTS
================================================================================

           c.  Design...................................................................................15
           d.  Design Review............................................................................16
           e.  Implementation and Unit Testing..........................................................16
           f.  Integration with UAP.....................................................................16
           g.  Test Plan................................................................................16
           h.  System Test..............................................................................17

     5.    PROJECT SCHEDULE...............................................................................18

     6.    ASSUMPTIONS....................................................................................19

     7.    PRICING........................................................................................20


PART III - UAP 2000 [***]* ...............................................................................21


     0.    PREFACE........................................................................................22
             a.  Document Structure.......................................................................22
             b.  Document Version History.................................................................22
             c.  Acronyms.................................................................................22

     1.    INTRODUCTION...................................................................................23
             a.  General System Description...............................................................23
                     i.    General Operation .............................................................23

     2.    PROPOSED ARCHITECTURE..........................................................................26
             a.  Design Philosophy........................................................................26
             b.  Overview.................................................................................26
                     i.   System Requirements ............................................................27
                    ii.   Functional Modules .............................................................27
                   iii.   Advantages .....................................................................27
                    iv.   System Reliability .............................................................28
                     v.   Extensibility and Growth........................................................28

     3.    FUNCTIONAL REQUIREMENTS........................................................................29
             a.  Development Environment..................................................................29
                     i.   Hardware........................................................................29
                    ii.   Software .......................................................................29
             b.  Anda's Interface.........................................................................29
             c.  [***]* ..................................................................................29
                     i.   High Level View of [***]* ......................................................31
             d.  [***]* specification.....................................................................31
             e.  [***]* Gateway...........................................................................32
                     i.   [***]* Access Interface ........................................................32
                    ii.   Security Administration ........................................................32
                   iii.   Performance Monitoring .........................................................32
                    iv.   Logger .........................................................................32
                     v.   Database Module ................................................................33
                    vi.   Report Generation ..............................................................33
                   vii.   Protocol Conversion ............................................................33

     4.    PROJECT ACTIVITIES.............................................................................34
             a.  Requirements Analysis....................................................................34
             b.  Requirements Review......................................................................34



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                                                               TABLE OF CONTENTS
================================================================================


             c.  Design...................................................................................34
             d.  Design Review............................................................................35
             e.  Implementation and Unit Testing..........................................................35
             f.  Test Plan................................................................................35
             g.  System Test..............................................................................35
             h.  Onsite Integration.......................................................................35

     5.    PROJECT SCHEDULE...............................................................................36

     6.    ASSUMPTIONS....................................................................................37

     7.    PRICING........................................................................................38




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                                      iii

LIST OF FIGURES

Figure 1. [***]* Architecture................................................. 8

Figure 2.  [***]* Architecture................................................27

Figure 3. High Level View of [***]*...........................................31



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
                                                                               1
================================================================================
0. PREFACE


This section describes the organization, version history, acronyms used within the document.

--------------------------------------------------------------------------------
a. DOCUMENT STRUCTURE

This document is organized into sections as defined below:

       PREFACE This section describes the document structure, conventions, and references used to develop this document.

       PART I Introduction - This section describes the purpose of the document.

       PART II [***]* - This part describes the statement of work for the UAP 2000 [***]*.

       PART III [***]* - This part describes the statement of work for the UAP 2000 [***]*.

--------------------------------------------------------------------------------
b. DOCUMENT VERSION HISTORY


--------------------------------------------------------------------------------
c. ACRONYMS



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
                                                                               1
================================================================================








                              PART I - INTRODUCTION

                                                                               2
================================================================================

1.   INTRODUCTION


This document describes the TTG statement of work, for the development of the following network management systems, for the management of the ANDA Networks UAP 2000 product line ("UAP 2000" is used in the rest of this document to refer to the UAP 2000 product line).

1. UAP 2000 [***]* - This software implements the [***]* , which is embedded in the UAP 2000 device for providing an external [***]* based management interface. Part II of this document provides a detailed description of the [***]* and the associated delivery and pricing schedules.

2. UAP 2000 [***]* - This software implements the [***]* for the ANDA UAP 2000 product. It will be a stand-alone [***]* based system operating external to the UAP 2000 device. Part III of this document provides a detailed description of the [***]* and the associated delivery and pricing schedules.


This proposal provides ANDA Networks the flexibility to have independent development schedule for the two interfaces. The schedule for the [***]* will be as described in this proposal. The schedule for [***]* will be decided at a later date. The break down of the [***]* development given in this proposal is for reference only. The dates of delivery for various items in the [***]* will be adjusted depending on the start date chosen in the future.


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
                                                                               3
================================================================================


2.   PRICING


The total price for the development of the [***]* and the [***]* will include NRE and royalties. The total NRE is $[***]*. The royalty schedule is stated later in this section. The [***]* project will start with the initial project payment by [***]*. Anda shall have the option to commit to the [***]* project later and the quote for the NRE cost of the [***]* project shall remain valid till January 31, 2000.


The following table shows the breakdown of price between the two interfaces.


         INTERFACE                                       NRE COST
         ---------                                       --------
[***]*                                                   $[***]*
[***]*                                                   $[***]*
TOTAL COST                                               $[***]*


All pre-approved travel and living expenses incurred for the development and delivery of above two interfaces will be billed to ANDA Networks at cost.


Royalties

In addition to the development of the [***]*, Trigon will license to Anda its [***]* which is currently under development. Anda will use the [***]* and commit engineering resources to adapt the [***]* to work with Anda's [***]*, as outlined in the Statement of Work for the [***]*.

For each system shipped by Anda ,or Anda's OEMs, with one or more copies or licenses of the [***]* or one or more copies of the [***]* ("[***]*") derived from Trigon's [***]*, Anda will pay a royalty to Trigon, according to the following declining royalty schedule:

System no.        [***]* per copy fee     [***]* per copy fee
----------        -------------------     -------------------
1 - 50            $[***]*                 $[***]*
51 - 100          $[***]*                 $[***]*
101 - 500         $[***]*                 $[***]*
501 - 1000        $[***]*                 $[***]*
1001 - 2000       $[***]*                 $[***]*
2001 - 5000       $[***]*                 $[***]*
5001 - 10000      $[***]*                 $[***]*



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                                PART II - [***]*








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                                                                               5
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0.   PREFACE


This section describes the organization, version history, acronyms used within the document.

--------------------------------------------------------------------------------
a. DOCUMENT STRUCTURE


This part of the document is organized into sections as defined below:

        PREFACE This section describes the document structure, conventions, and references used to develop this document.

        SECTION 1       Introduction

        SECTION 2 Proposed Architecture - This section describes the architecture being proposed for the project.

        SECTION 3 Functional Requirements - This section briefly outlines work involved in the project.

        SECTION 4 Project Activities - This section describes the different phases in the implementation of the project.

        SECTION 5 Project Schedule - This section lists implementation time of each component.

        SECTION 6 Assumptions - This sections lists the assumptions made in this proposal.

        SECTION 7 Pricing - This section provides the pricing for the implementation of the project.


--------------------------------------------------------------------------------
b. DOCUMENT VERSION HISTORY


--------------------------------------------------------------------------------
c. ACRONYMS


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                                                                               6
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1.      INTRODUCTION


This document provides a statement of work for the development of [***]* to be embedded into the ANDA Networks UAP 2000 product. The purpose of this document is to identify

-    the scope of project
-    the work involved in the implementation of the [***]*
-    Time Estimates and
-    Pricing

Providing a [***]* Interface to ANDA UAP product is a joint effort between ANDA and TTG. This document mainly focuses on the responsibilities of TTG with a few references to the responsibilities of ANDA.


The remaining part of this section provides a general description of the agent solution that will be developed for Anda by TTG.

--------------------------------------------------------------------------------
a. GENERAL SYSTEM DESCRIPTION


[***]* provides a [***]* based network management interface to the UAP 2000. [***]* Systems developed by customers of ANDA Networks can interact with UAP 2000 product using [***]*. This will provide high degree of flexibility for developers of network management systems and also provide ANDA the advantage of having a leading edge network management interface. The purpose of the [***]* is to manage both [***]* and other extended features (such as [***]*, [***]*, [***]*, and [***]*) offered by the UAP 2000 product. The [***]* will be developed using the [***]* ([***]*).


The remainder of this section outlines various major components and functions provided by the [***]*. More detailed description is provided in the following sections of the documents.


i. GENERAL OPERATION

(1) SYSTEM

[***]* will be embedded into the UAP 2000 product and can be accessed using the services offered by any [***]* platform. [***]* will come up as part of the general start up sequence of the UAP 2000. [***]* supported by the UAP 2000 will be distributed to customers of ANDA Networks.

(2) [***]*

The [***]* does not have any [***]*.




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(3) SOFTWARE UPDATES

The software will be designed so that individual objects (functions) may be added into the system without the need for a complete replacement of the platform software, or re- installation. It is desirable to allow software to be added to the system without a system-wide outage.

(4) SECURITY

The [***]* will provide [***]* authentication.

(5) SYSTEM ADMINISTRATION

[***]* will provide API for integration with ANDA local craft interface for the purpose of administration of the [***]*. Administration will include configuration of tracing, logging, usage of threads, semaphores, database etc.

(6) DATABASE

The [***]* shall provide hooks for integration with ANDA's database of choice. API will also be provided for different modules in the UAP to access information stored in the [***]* database.

(7) AUDIT TRAIL

The [***]* will store information about all operations performed for the purposes of audit. The [***]* shall provide hooks for the purpose of routing the audit trail records to a device (printer, disk, etc.) of choice.

(8) ALARM MANAGEMENT

[***]* includes the ability to generate alarms corresponding to faults and troubles detected in the UAP 2000 product. [***]* will provide API for integration with UAP alarm subsystem. [***]* shall create log records for all alarms raised. [***]* will also provide capability to the network management system for applying [***]* for the [***]* generated and logged by the UAP product. The [***]* will also provide the network management system with the capability to set up alarm severity assignments for various alarms that can be raised by the [***]*. [***]* shall also maintain counters of different types of outstanding alarms.

(9) PERFORMANCE MANAGEMENT

[***]* includes the capability to collect performance management information. API will be provided for the integration with UAP performance data collection software. The [***]* will have the capability to collect alarms and record them at different granularity periods. Performance data will be available to network management systems on a daily, hourly and minute basis. Threshold crossing alerts will also be generated by the [***]*. The [***]* will provide API to interface with the UAP local craft for the administration of the granularity periods, number of intervals and threshold values for performance management.



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                                                                               8
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2.   PROPOSED ARCHITECTURE

This section briefly describes the architecture being proposed for the implementation of [***]*.


--------------------------------------------------------------------------------
a.    DESIGN PHILOSOPHY

The [***]* will be implemented using the [***]*. It will be designed to allow the external interfaces to be modified easily as the needs of the customer change, and standardized interfaces are developed. The core functionality will be shielded from the external interfaces via strictly defined and maintained APIs, and interaction between functional sections of the system is also structured so that enhancements to one feature or function will have predictable and limited impact to all other areas of the system. The NE specific functions and databases will be isolated from the main system and be easy to test and configure to minimize maintenance over the product lifetime.


--------------------------------------------------------------------------------
b.    OVERVIEW

The system architecture for this approach is shown in Figure 2.




                                     [***]*





                         FIGURE 1. [***]* ARCHITECTURE




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i. SYSTEM REQUIREMENTS

The System requirements for this approach are:

- The [***]* will co-exist with the [***]* and other [***]* on the system board.

- The amount of RAM and flash required for the [***]* software and database will be determined at a later stage.

- Database should be provided by ANDA. The [***]* will define hooks to interface to the database of ANDA's choice.


ii. FUNCTIONAL MODULES

The main functional modules in the system are:

- [***]* INTERFACE MODULE: This module provides the [***]* Interface to the external management systems. [***]* requests will be received by this module and forwarded to other modules in the [***]* for execution. Responses, alarms and threshold violation alerts will be received from different modules and forwarded to external network management systems.

- PERFORMANCE MODULE: This module maintains the performance management data collected by the [***]*. This module will compute the data for different granularity periods periodically. New performance data is reported to this module by other modules outside of the [***]* in the UAP using the API provided by the [***]*. As new data is received this module will perform the necessary aggregations and determine threshold violations. Any threshold violations determined will be reported to the external management systems and also logged within the [***]*.

- LOGGER MODULE: This module maintains different kinds of audit trails/logs for different operations performed by [***]*. This will be useful for report generation.

- DATABASE INTERFACE: This module involves updating the database with application data, performance data, log data, configuration data.

- FAULT MODULE: This module receives alarms and notifications from other UAP subsystem via the API, stores them in the local database and forward them to the external management systems. This module supports the capability for external management systems to:

     -    setup filters for alarms to be reported

     - assign severity levels for various alarms that can be raised by the UAP

     - setup filters for alarms that should be logged to the database for later retrieval.

- CONFIGURATION MODULE: This module receives configuration data for the various configurable entities in the UAP (Interface Groups, DS1s per interface group etc.) and stores them in the local database. The configuration information is reported to the other modules in the UAP using the API shown in Figure 2.

- AUDIT TRAIL MODULE: This module receives a copy of all requests received by the [***]* and logs them in the database for the purpose of auditing.

- INTEGRATION API: This module provides the API for integration with other modules in the UAP. It also defines the hooks described in the previous sections.


Please refer to Section 6 for the list of assumptions.


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                                                                              10
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iii. ADVANTAGES

-    Flexible architecture

-    Scalable

-    Open [***]* interface allows any application to interface with the [***]*


iv. SYSTEM RELIABILITY


It should be noted that the initial versions of the software will not comply the reliability expectations stated below.

Reliability is a very important aspect of this system. The system is assumed to be operating 24 hours a day, and 7 days a week. The basic architecture and improved CPU should assume that maintenance and upgrades could be done without a system outage. The [***]* will be offered in redundant configurations. Users should not be required to take any action when a system switch-over occurs, although it may be acceptable to suspend operator activity until the [***]* is stabilized. The operator will NOT need to login to regain control of the system.

v. EXTENSIBILITY AND GROWTH.

The [***]* will be designed so that the system can be easily extended to support future enhanced services of the UAP 2000 product.


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3.   FUNCTIONAL REQUIREMENTS

This section describes the work involved in the implementation of the [***]* solution.

--------------------------------------------------------------------------------
a. DEVELOPMENT ENVIRONMENT


The following are the hardware and software requirements for the development environment:

i. HARDWARE

-    [***]* workstation

-    UAP 2000

ii. SOFTWARE

-    C++ development environment

-    [***]* development environment

-    [***]* software from [***]*

--------------------------------------------------------------------------------
b. ANDA'S INTERFACE


ANDA Networks will perform the integration of the [***]* with the database and other modules in the UAP.

--------------------------------------------------------------------------------
c. [***]* INTERFACE MODULE


The [***]* Interface shall have the following functionality:

-    [***]* Interface shall support the following generic functionality.

     -    Login and Logout by network management systems.

     - Capability for multiple network management systems to login and perform operations at the same time.



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-    [***]* Interface shall provide [***]* for the following configuration management functions:

     -    Configuration of resources for the [***]* interface.

     - Configuration of resources for the [***]* interface (and [***]* or [***]* if available by 12/15/99).

- [***]* Interface shall provide [***]* for the following performance management functions:

     - Provisioning of the number of intervals for which data is kept in the [***]*.

     - Provisioning of the length of intervals of each granularity supported by the [***]* (daily, hourly and minutes).

     - Provisioning of threshold values for various performance parameters collected by the [***]*.

     -    Retrieval of information provisioned for performance management.

     - Retrieval of current and historical performance data stored in the [***]*.

     -    Retrieval of threshold violation logs stored in the [***]*.

     - Registration of [***]* Applications interested in receiving performance reports.

- [***]* Interface shall provide [***]* for the following fault management functions.

     -    Provisioning of filters for the purpose of reporting selective alarms.

     - Provisioning of alarm severity assignments for the purpose of determining severity of faults and troubles detected by the [***]*.

     - Provisioning of filters for the purpose of selective logging of alarms raised in the [***]*.

     -    Retrieval of information provisioned for fault management.

     -    Retrieval of alarm records stored in the [***]*.

     -    Purging of alarm records stored in the [***]*.

     - Registration of Network Management Applications interested in receiving alarm reports.

--------------------------------------------------------------------------------
d. CONFIGURATION MODULE


The configuration module shall provide following functionality:

-    Configuration of [***]* interface groups

-    Configuration of DS1's on the IG facing side

-    Configuration of DS1's on the CP side

-    State Management for the CRVs created by IG




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-    State Management of DS1's

- Capability to invoke protection switching of facilities supporting protection.

- Provisioning of facilities used for [***]* and management of states of these facilities.


--------------------------------------------------------------------------------
e. PERFORMANCE MODULE

The performance module shall support the following functionality:

- Collection of performance information (counters) for various quantities such as Code Violations, Errored Seconds etc.

- Generation of threshold crossing alerts based on threshold configuration setup by network management systems.

-    Maintain history information of all performance data collected.

- Maintain performance information for the following granularities: daily, hourly and minutes.

- Maintain historical information as follows: last eight daily intervals, last 24 hourly intervals and last 12 fifteen minute periods.


--------------------------------------------------------------------------------
f. FAULT MODULE

The fault module shall support the following functionality:

- Receive fault information from other UAP modules and forward to network management systems.

-    Log all alarms raised in the local database.

- Use filters setup by network management systems for forwarding alarms and storing in the local database.

- Use the alarm severity assigned for various alarms by the network management systems, while raising alarms.

- Manage the states of the resources (objects) in the system on the occurrence of alarms.


--------------------------------------------------------------------------------
g. AUDIT TRAIL MODULE

The audit trail module shall support the following functionality:

-    Keep an audit trail of all requests received by the [***]*.

-    Keep an audit trail of all possible responses by the [***]*.



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-    Keep an audit trail of operations denied by the [***]*.

-    Keep an audit trail of invalid operations received by the [***]*.

- Keep an audit trail of network management systems login and logout activities.


--------------------------------------------------------------------------------
h. DATABASE INTERFACE

The database interface shall support the following functionality:

- Convert the data model defined for the [***]* into objects in the database.

- Provide interface to access objects both through the [***]* Interface and directly using API.

- Provide hooks for integration with the storage medium and database of ANDA's choice.


--------------------------------------------------------------------------------
i. LOGGER MODULE

The logger module provides the following functionality:

-    Provide capability to log program errors into files.

-    Provide capability to log program traces into files.

- Provide capability to control the generation of program traces and program logs.


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                                                                              15
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4. PROJECT ACTIVITIES

This section outlines the activities involved in the project development.


--------------------------------------------------------------------------------
a. REQUIREMENTS ANALYSIS

This involves identifying requirements for the [***]*. This will be based on specifications supplied by Anda. The following items will be considered:

- Features supported by UAP for [***]*, [***]* and other services including [***]* and [***]*.

-    Description of the features in terms of objects, attributes and operations.

-    Database storage.

-    Tracing and logging of [***]* and [***]*

-    [***]*

-    Performance management

A detailed Requirements Document shall be produced by the end of this phase.


--------------------------------------------------------------------------------
b. REQUIREMENTS REVIEW

This phase involves:

-    Review the requirements drafted by TTG.

- Establish common understanding between TTG and Anda regarding the functionality of the [***]*.

If necessary, this will be done in the form of a meeting between TTG and Anda representatives.


--------------------------------------------------------------------------------
c. DESIGN

TTG shall prepare a detailed design for the [***]* that involves the following:


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-    Identification of software components of the [***]*.

-    Identify the APIs and hooks to be provided by ANDA.

- Document the data model in the modeling language (OMG Meta Object Definition Language, OMG MODL) supported by [***]*.


--------------------------------------------------------------------------------
d. DESIGN REVIEW

This phase involves:

-    Review the design document drafted by TTG.

- Establish a common understanding between TTG and Anda, of the system design.

--------------------------------------------------------------------------------
e. IMPLEMENTATION AND UNIT TESTING

This phase involves:

-    Implementation of the components specified in the design document.

-    Unit testing of the above implementation.

-    System Integration


--------------------------------------------------------------------------------
f. INTEGRATION WITH UAP

The [***]* software developed by TTG will be integrated with other modules in the UAP by ANDA. TTG shall provide the necessary documentation. Technical support over the phone to ANDA engineers to support the integration shall also be provided as part of this project.


TTG shall also provide consultation services, if necessary, during this phase. The cost estimates for such services are not addressed in this proposal.


--------------------------------------------------------------------------------
g. TEST PLAN

ANDA shall prepare the test plan to test the [***]* based on the requirements and design documents.


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h. SYSTEM TEST

ANDA shall execute the test plan and report any troubles to TTG. All the troubles reported in the process shall be fixed by TTG.


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                                                                              18
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5.   PROJECT SCHEDULE


The following are the project deliverables from TTG:

-    Requirements Specification
-    Requirements Review Report
-    Design Specification
-    Design Review Report
-    Software after Unit Testing

ANDA is responsible for the following items:

-    [***]* Integration with UAP.
-    Test Plan
-    System Test

The following are the various tasks and completion dates assuming that the project starts on [***]* with the deposit of the first project payment.


              Task                                    Completion Date
              ----                                    ---------------
REQUIREMENTS ANALYSIS                                     [***]*
REQUIREMENTS REVIEW                                      [***]*
DESIGN                                                   [***]*
DESIGN REVIEW                                            [***]*
IMPLEMENTATION AND UNIT TESTING                          [***]*
ONSITE INTEGRATION                                      TBD BY ANDA
TEST PLAN                                               TBD BY ANDA
SYSTEM TEST                                             TBD BY ANDA


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6.   ASSUMPTIONS


The following assumptions are made in this proposal.

1. Providing a [***]* Interface to UAP is a joint development effort by ANDA and TTG.

2.   The [***]* is implemented using the [***]*.

3. TTG shall only develop Corba Interface to UAP. A separate quote shall be provided by TTG if any other interfaces such as SNMP, TL1 are desired.

4.   ANDA will integrate the [***]* software with the database.

5. ANDA will integrate the [***]* software with the other modules in the UAP.

6.   ANDA will document and execute the system test plan for the [***]*.


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7.   PRICING

The total NRE cost for the implementation of the UAP [***]* is $[***]*.

The payment schedule for the above amount is shown in the following table.



-----------------------------------------------------------------------------------------------
     PROJECT STATE                DATE            PERCENTAGE OF TOTAL           AMOUNT
                                                         COST
-----------------------------------------------------------------------------------------------
Project Start                     [***]*                  30%                   $[***]*
-----------------------------------------------------------------------------------------------
Requirements Review               [***]*                  30%                   $[***]*
-----------------------------------------------------------------------------------------------
Design Review complete            [***]*                  20%                   $[***]*
-----------------------------------------------------------------------------------------------
Corba Agent Delivered             [***]*                  20%                   $[***]*
to ANDA for integration
-----------------------------------------------------------------------------------------------


One user license for the [***]* will also be provided to ANDA as part of the [***]* delivery.

All pre-approved (by ANDA) travel and living expenses during the project will be billed to ANDA at cost as incurred.


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                           PART III - UAP 2000 [***]*







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                                                                              22
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0.   PREFACE


This section describes the organization, version history, acronyms used within the document.


--------------------------------------------------------------------------------
a.   DOCUMENT STRUCTURE


This part of the document is organized into sections as defined below:

        PREFACE This section describes the document structure, conventions, and references used to develop this document.

        SECTION 1 Introduction - This section describes the purpose of the document.

        SECTION 2 Proposed Architecture - This section describes the architecture being proposed for the project.

        SECTION 3 Functional Requirements - This section briefly outlines work involved in the project.

        SECTION 4 Project Activities - This section describes the different phases in the implementation of the project.

        SECTION 5 Project Schedule - This section lists implementation time of each component.

        SECTION 6 Assumptions - This sections lists the assumptions made in this proposal.

        SECTION 7 Pricing - This section provides the pricing for the implementation of the project.


--------------------------------------------------------------------------------
b.   DOCUMENT VERSION HISTORY




--------------------------------------------------------------------------------
c.   ACRONYMS

                                                                              23
================================================================================



1.   INTRODUCTION


This part of the document is a proposal for Anda's [***]* project. The purpose of this document is to identify

-   the scope of project
-   the work involved in the implementation of the [***]*
-   Time Estimates and
-   Pricing

The remaining part of this section provides a general description of [***]* solution that will be developed for Anda by TTG.


--------------------------------------------------------------------------------
a.    GENERAL SYSTEM DESCRIPTION


[***]* is a software product that shall support Anda Access Network Elements. It provides OAM&P (operations, administration, maintenance & provisioning) to Anda's [***]* and ATM access network elements. It supports the TL1 based interface to Anda [***]*, and supports a [***]*-based interface to the upper management systems. The [***]* can be scaled to support multiple network elements in future The [***]* is designed around a core set of features and functions that are standardized across multiple [***]* products, giving it a predictable and comprehensive set of features.


The remainder of this section outlines various major components and functions provided by the [***]*. More detailed description is provided in the following sections of the documents.





i.    GENERAL OPERATION


ii.   SYSTEM

[***]* may be operated either from a PC-based [***]*, or a web browser. The [***]* shall support multiple operators. It operates using NT based communications server, and utilizes a [***]*.


iii.  [***]*

The operator [***]* will be developed to provide a clear and consistent product image and operation to the Anda's end customer.


The operators of the [***]* will operate with the aid of various graphical screens that will be designed to minimize operator training requirements, while at the same time the operator will be allowed to directly access functionality using system menus and the computer keyboard.




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iv.   UPLINK

The uplink supported initially is [***]*.


v.    SOFTWARE UPDATES

The software will be designed so that individual applications may be added into the system without the need for a complete replacement of the platform software, or re- installation. It is desirable to allow software to be added to the system without a system-wide outage.


vi.   SECURITY

[***]* will provide all access security functions and operator logging functions for a distributed management system. The operators will each have individual passwords. It is assumed that the system will be operating on a secure intranet LAN. Internet firewall security must be provided with a separate product.


vii.  SYSTEM ADMINISTRATION

[***]* will provide the tools and functions that allow the [***]* system to be administered. This involves operating security functions, updating topology information, performing database backups, examining logfiles, etc. Our goal is to perform all system administration without the need for a system shutdown.


viii. TOPOLOGY

The basis for all operation and functionality of the [***]* system is the concept of the topology view. The [***]* is represented on the operator screen as a series of icons and lines. The topology view will allow navigation of all the managed objects contained in the [***]*.


ix.   REPORT GENERATION

One of the goals of the [***]* is to provide the operator with specific information on the network configuration, the network status, and network capacity. Reports are used to allow the operator to pass information to other groups or individuals, to confirm actions or network changes, and to archive specific information on the network or customer. [***]* will be designed with a reporting subsystem that is used to define, generate, and display reports for the operator. Standard reports will be pre-defined, but the operator may add additional customized reports as desired.


Reports can be displayed on the operator screen, output to a specified printer, or saved into a file on either the [***]* server, or on the operator terminal.


x.    ALARM MANAGEMENT AND LOCALIZATION

[***]* includes the ability to process and display alarm and event information that is received from the network elements. The events are captured and stored in the [***]* database and may be retrieved at any time. The [***]* can [***]* before they are [***]* to the [***]*, thus [***]* the [***]* of [***]* sent to the [***]*. If the operator has the [***]*, [***]* of the [***]* will [***]* to indicate the severity of the [***]*. The [***]* is also [***]* onto a [***]* of [***]*,


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which [***]* the [***]* of [***]* that have been received for each category.
Reports will be available that [***]*, as well as details for the event record.


xi.   PERFORMANCE MANAGEMENT

The [***]* provides a set of functions that can collect [***]* from the [***]*, and store that information into a database for later reporting. The [***]* can be exported to external applications as desired to provide analysis and graphing capabilities. Detailed performance studies can be conducted to allow the operator to [***]* the [***]* of [***]* over any 15 minute interval.


xii.  [***]* MANAGEMENT

[***]* will provide complete management of all [***]*, including the following:

- Current alarm [***]*,
- Event history [***]*,
- System event [***]*,
- Performance history [***]*,

Allows the performance information to be stored in the [***]* and later output as a report or a histogram.

-   Operator [***]*,
-   Message [***]*,

The capacity of the raw message [***]* will be designed to accommodate the messages from one full day of [***]* operation.

-   SW download status.

Each stage of the download and activation process should be logged, so if any faults occur, the operator can analyze the problem.


xiii. DATABASE

The [***]* will provide comprehensive database functionality. The database module will be able to store the necessary information in a persistent storage (database). This module will also provide capability to backup and restore the database. It also provides a database monitoring function in order to detect % usage of database and other necessary statistics.


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                                                                              26
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2.   PROPOSED ARCHITECTURE

This section briefly describes the architecture being proposed for the implementation of [***]*.


--------------------------------------------------------------------------------
a.  DESIGN PHILOSOPHY


The system architecture for the [***]* will be implemented using distributed object oriented techniques to allow feature and capacity enhancements to be developed with minimum impact to the core functionality of the [***]*. It will be designed to allow the external interfaces to be modified easily as the needs of the customer change, and standardized interfaces are developed. The core functionality will be shielded from the external interfaces via strictly defined and maintained APIs, and interaction between functional sections of the system should also be structured so that enhancements to one feature or function will have predictable and limited impact to all other areas of the system. The [***]* specific functions and databases will be isolated from the main system and be easy to test and configure to minimize maintenance over the product lifetime.


--------------------------------------------------------------------------------
b.  OVERVIEW

The system architecture for this approach is shown in Figure 2.

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                                                                              27
================================================================================



                                   [***]*


                FIGURE 2. [***]* ARCHITECTURE


In this approach the [***]* is combination of pure [***]* based front-end and a [***]* server, which communicates with the [***]* using a [***]* interface.


i.  SYSTEM REQUIREMENTS

The System requirements for this approach are:

-   A PC with [***]* with [***]* Environment

-   A [***]* workstation

-   Object Design's [***]*  Database


ii.  FUNCTIONAL MODULES

The main functional modules in the system are:

- [***]*: This module is the [***]* for the [***]*. [***]* is used to send [***]* commands to the [***]* gateway which in turn are sent to the RDT. This access interface can be used by any other [***]* client.

- SECURITY MODULE: This module provides a simple user management functionality to the system. This involves maintaining:

        -  user ids and password

        -  permitted privileged operations per given user


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                                                                              28
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-   PERFORMANCE MODULE: This module does the performance monitoring function

- LOGGER MODULE: This module maintains different kinds of audit trails/logs for different operations performed by [***]*. This will be useful for report generation.

- DATABASE INTERFACE: This module involves updating the database with application data, performance data, log data, security data.

- FAULT MODULE : This module receives alarms and notifications from the [***]*, stores them in the local database and forward them to the [***]* for display

- CONFIGURATION MODULE: This module receives configuration requests from the [***]*, formats the data and forwards them to the [***]*.

- REPORTING MODULE: This module receives report generation requests from the [***]* and generates reports using the data from the local database.

- PROTOCOL CONVERSION AND ROUTING: This module performs the necessary conversion between the internal data and the TL1 data. The converted data is then routed to the [***]*.


Please refer to Section 6 for the list of assumptions.


iii. ADVANTAGES

-   [***]*

-   Scalable

- Open [***]* interface allows any application to interface with the [***]* via the [***]* Gateway

iv.  SYSTEM RELIABILITY


It should be noted that the initial versions of the software will not comply the reliability expectations stated below.


Reliability is a very important aspect of this system. The system is assumed to be operating 24 hours a day, and 7 days a week. The basic architecture and improved CPU should assume that maintenance and upgrades could be done without a system outage. The element managers in the system will also be offered in redundant configurations, so the total system behavior must be defined. Users should not be required to take any action when a system switch-over occurs, although it may be acceptable to suspend operator activity until the [***]* is stabilized. The operator will NOT need to login to regain control of the system.


v.   EXTENSIBILITY AND GROWTH.


The [***]* will be designed so that the system can be easily extended to support [***]*.


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                                                                              29
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3.   FUNCTIONAL REQUIREMENTS


This section describes the work involved in the implementation of [***]* solution.


--------------------------------------------------------------------------------
a.  DEVELOPMENT ENVIRONMENT


The following are the hardware and software requirements for the development environment:


i.  HARDWARE


-   [***]* workstation


ii.  SOFTWARE


-   C++ development environment


-   [***]* or [***]* development environment


-   [***]*


-   [***]*


--------------------------------------------------------------------------------
b.  ANDA'S INTERFACE


The TL1 message set defined in [5] shall be used for communication between the [***]* and the [***]*.


--------------------------------------------------------------------------------
c.  [***]*


The [***]* shall have the following functionality:


-   [***]* shall support User login and logout


-   [***]* shall provide the security management functionality


-   Each [***]* session shall allow operations on ONLY ONE [***]*


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-   [***]* has a console that displays the alarms coming in from the [***]*.


-   [***]* shall have functionality to generate reports


-   [***]* shall have functionality to view performance statistics


-   [***]* has a menu which supports the operations shown in the table below


------------------------------------------------------------------------------------------
           OBJECT                             OPERATIONS                    # OPERATIONS
------------------------------------------------------------------------------------------
[***]*                        exit                                               1
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view                       4
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, change               5
                              password
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view                       4
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              12
                              restore, diagnose, diagnose-line-unit,
                              apply-patch, remove-patch, boot-processor,
                              restart-processor
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, roll,                7
                              remove, restore
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              6
                              restore
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              6
                              restore
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              9
                              restore, operate-loopback,
                              release-loopback, fault-loopback
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              12
                              restore, diagnose, exercise,
                              activate-ext-entity, deact-ext-entity,
                              boot-processor, restart-processor
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view                       4
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              6
                              restore
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              6
                              restore
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              6
                              restore
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view                       4
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              6
                              restore
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view,                      16
                              change-to-split-full, change-to-monitor,
                              disconnect-test-access, remove, restore,
                              connect-monitor-access,
                              loop-around-to-diagnose-TAP,
                              release-loop-around,
                              connect-full-splitting-access,
                              connect-full-split-out-access,
                              change-to-split-out, change-to-split-in
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              9
                              restore, initialize-and-restore, diagnose,
                              connect-loop-around-access
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view                       4
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view,                      10
                              protection-switch, exercise-protection,
                              switch-protection-release,
                              lockout-of-protection,
                              release-lockout-of-protection,
------------------------------------------------------------------------------------------


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
                                                                              31
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

------------------------------------------------------------------------------------------
                              protection-bridge
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view                       4
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view,                      9
                              change-to-split-full, change-to-monitor,
                              disconnect-test-access, remove, restore
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view,                      9
                              initialize-and-remove, diagnose,  remove,
                              restore, connect-loop-around-access
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view                       4
------------------------------------------------------------------------------------------
[***]*                        create, modify, delete, view, remove,              7
                              restore, operate-termination
------------------------------------------------------------------------------------------
                                                         TOTAL OPERATIONS       170
------------------------------------------------------------------------------------------

i.  HIGH LEVEL VIEW OF [***]*

The following is the view of [***]* provided to the operator:

-   Upon startup the operator shall be prompted for user-id and password
-   Upon successful login a console window appears on the screen
-   The layout of the console window shall be as shown below

                      FIGURE 3. HIGH LEVEL VIEW OF [***]*

- The main menu (AREA-1) provided in the console supports all the operations stated above
- Operator shall be able to navigate through the [***]* by mouse clicks in AREA-3
- Console will be updated with all the alarms arriving from the [***]*. This may be accomplished by changing the component colors in the navigation area.

- At each point the navigation area shall provide a pop-up menu with all the permitted operation for that particular component currently being viewed
-   All the textual messages shall be displayed in AREA-4.
- AREA-2 will be used to display various charts and graphs containing vital statistics such as performance, throughput, etc.,
- More sub screens will be displayed as needed to take the necessary input from the operator.




--------------------------------------------------------------------------------
c.  [***]* SPECIFICATION


A [***]* interface shall be used for communication between the [***]* and the uplink systems. A well-defined [***]* interface containing operations to perform various [***]* functions shall be provided. The GUI clients shall use the same [***]* interface.


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                                                                              32
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--------------------------------------------------------------------------------
d.  [***]* GATEWAY


The [***]* Gateway shall contain the following sub-components:


-   [***]* Access Interface


-   Security Administration


-   Performance Monitoring


-   Logger


-   Database Module


-   Report Generation


-   Protocol Conversion


i.  [***]* ACCESS INTERFACE


This module shall provide the [***]* server functionality. It provides a IDL/IIOP interface to any client willing to perform manager role operations on the [***]*. This interface is used by the [***]* described above.


ii.  SECURITY ADMINISTRATION


This module shall provide the functionality to:


-   create, modify and delete users who can access [***]*


-   create, modify and delete [***]* which are used to create users


-   [***]* management


-   [***]* management and


-   [***]* evaluation


iii.  PERFORMANCE MONITORING


This module shall maintain various statistical parameters that are used to measure the performance of the system.


iv.  LOGGER


This module shall maintain detailed audit trails or logs through out the life of the system. The logs shall be maintained as simple text files. The files shall stay on the system until they are manually purged.



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                                                                              33
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v.  DATABASE MODULE


This module shall be responsible for updating the [***]* database with all the necessary data. The [***]* database shall maintain data that is needed to generate detailed reports. This module shall also be responsible to maintain a persistent store of the application data that is needed for [***]*. Other important functions of this module shall be [***]*, [***]* and [***]*. [***]* includes utilities to obtain [***]* like [***]* usage of the database, etc.


vi.  REPORT GENERATION


This module shall perform the task of report generation. The reports generated shall be placed in simple text files.


vii.  PROTOCOL CONVERSION


This module shall perform the translation of incoming [***]* data into appropriate TL1 messages. The translated TL1 messages shall be transmitted to the [***]*. Upon receiving responses from the [***]*, the TL1 responses shall be translated back into [***]* response messages.


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                                                                              34
================================================================================

4.   PROJECT ACTIVITIES

This section outlines the activities involved in the project development.


--------------------------------------------------------------------------------
a.  REQUIREMENTS ANALYSIS

This involves identifying requirements for the Anda [***]*.
This will be done in the form of a meeting between TTG and Anda. The following items will be considered:

        -  interface between Anda's [***]* and the [***]*

        - the attributes, actions and notification in each managed object class implemented by Anda

        -  the relevant [***]* for each [***]* from the [***]*

        -  database storage

        -  tracing and logging of [***]* and [***]*

        -  report generation

        -  protection switching

        -  performance management


A detailed Requirements Document shall be produced by the end of this phase.


--------------------------------------------------------------------------------
b.  REQUIREMENTS REVIEW


This phase involves:

-   Review the requirements drafted by TTG.

- Establish common understanding between TTG and Anda regarding the functionality of the [***]*.


This will be done in the form of a meeting between TTG and Anda representatives.


--------------------------------------------------------------------------------
c.  DESIGN

TTG shall prepare a detailed design for the [***]* that involves the following:

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                                                                              35
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-   Identification of software components of the [***]*.

- Identify/clarify the APIs provided by the Anda managed resource communication interface.

-   Mapping [***]* operations to resource operations.


--------------------------------------------------------------------------------
d.  DESIGN REVIEW


This phase involves:

-   Review the design document drafted by TTG.


-   Establish a common understanding between TTG and Anda, of the system design.


--------------------------------------------------------------------------------
e.  IMPLEMENTATION AND UNIT TESTING


This phase involves:

-   Implementation of the components specified in the design document.


-   Unit testing of the above implementation.


-   System Integration


--------------------------------------------------------------------------------
f.  TEST PLAN


TTG shall prepare detailed plan to test the [***]* implementation. This test plan shall be reviewed to establish a common understanding between TTG and Anda.


--------------------------------------------------------------------------------
g.  SYSTEM TEST


TTG shall execute the test plan and all the troubles reported in the process shall be fixed.


--------------------------------------------------------------------------------
h.  ONSITE INTEGRATION


[***]* implemented by TTG shall be integrated with Anda's [***]*. The integration test plan shall be executed in Anda lab to verify the software.


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                                                                              36
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5.   PROJECT SCHEDULE

The following are the project deliverables.

-   Requirements Specification
-   Requirements Review Report
-   Design Specification
-   Design Review Report
-   Software after Unit Testing
-   Software after System Integration
-   Test Plan
-   System Test
-   Onsite Integration


The following are the various tasks and completion dates assuming that the project starts on [***]*.


(These dates should be pushed out 7 months assuming that Anda may elect to start the [***]* project on [***]*. For other start dates, the schedule will have to be determined at a later time.)




----------------------------------------------------
             Task                 Completion Date
----------------------------------------------------
REQUIREMENTS ANALYSIS                [***]*
----------------------------------------------------
REQUIREMENTS REVIEW                  [***]*
----------------------------------------------------
DESIGN                               [***]*
----------------------------------------------------
DESIGN REVIEW                        [***]*
----------------------------------------------------
IMPLEMENTATION AND UNIT TESTING      [***]*
----------------------------------------------------
SYSTEM INTEGRATION                   [***]*
----------------------------------------------------
TEST PLAN                            [***]*
----------------------------------------------------
SYSTEM TEST                          [***]*
----------------------------------------------------
ONSITE INTEGRATION                   [***]*
----------------------------------------------------




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                                                                              37
================================================================================



6.   ASSUMPTIONS

The following assumptions are made in this proposal.

1.  The [***]* will be implemented on a [***]* workstation.

2.  Oracle database will be used for the storing of information on the [***]*.

3.  The [***]* local database will store only alarm and performance records.

4. [***]* Function will provide only alarm display. Alarm correlation and root cause analysis are not implemented.

5. Reports can be generated on alarm and performance records only. Examples: report of all alarms generated since yesterday, behavior of the [***]* etc.

6.  Reports [***]* will be stored as simple text files.

7.  No performance graphs will be supported.



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                                                                              38
================================================================================


7.   PRICING

The total NRE cost for the implementation of the Anda [***]* is $[***]*. The royalty schedule is covered in the Introduction of the document.

The payment schedule for the above amount is shown in the following table.



-----------------------------------------------------------------------------------------------
     PROJECT STATE                DATE            PERCENTAGE OF TOTAL           AMOUNT
                                                         COST
-----------------------------------------------------------------------------------------------
Project Start                      TBD                    50%                  $[***]*
-----------------------------------------------------------------------------------------------
System Integration                 TBD                    30%                  $[***]*
-----------------------------------------------------------------------------------------------
On-site Integration                TBD                    20%                  $[***]*
-----------------------------------------------------------------------------------------------


All pre-approved travel and living expenses will be billed to ANDA at cost as incurred.



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